               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported) March 24, 1999
                                                --------------

                 AK STEEL HOLDING CORPORATION
--------------------------------------------------------------
   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
---------------      -----------------------    -------------
(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
----------------------------------------      ---------
(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
------------------------------------------------------------------
 (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------
          (a) As previously reported, in January 1996, an action was filed against AK Steel Corporation ("AK Steel") in the Court of Common Pleas of Butler County, Ohio, on behalf of four named plaintiffs who purport to represent a class of plaintiffs consisting of all hourly employees at AK Steel's Middletown Works and all hourly employees of independent contractors working at the facility since June 1992, seeking compensatory and punitive damages in an unspecified amount for alleged dangerous working conditions at the Middletown Works. In March 1997, the Court of Common Pleas granted plaintiff's motion to certify a class. AK Steel's appeal of this order to the Ohio Supreme Court was dismissed on July 29, 1998 on the ground that the certification of the class was not a final appealable order under Ohio law, notwithstanding that on July 22, 1998, the Ohio legislature amended the state code to expressly allow class certification orders to be appealed immediately. On December 18, 1998, AK Steel filed a petition in the United States Supreme Court seeking a writ of certiorari to the Ohio Supreme Court to require it to permit an immediate appeal of the class certification order as permitted by the amended state law. On March 22, 1999, the petition was denied. The Court of Common Pleas has set a new discovery schedule and a trial date of March 2000. AK Steel has filed motions in that court for an order vacating the class certification and for partial summary judgment on the grounds of federal preemption. Both motions remain pending.

          (b)  At a meeting of the Board of Directors of AK Steel
Holding Corporation held on March 18, 1999, Brenda S. Harmon, Vice President - Human Resources, was elected Secretary of the
Corporation, succeeding John G. Hritz, who continues as Executive
Vice President and General Counsel.


Item 7.   Exhibit.
          ---------


          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               Not applicable.

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                        Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    AK STEEL HOLDING CORPORATION



                    /s/ Brenda S. Harmon
                        --------------------------------------
                        Secretary


Dated:  March 24, 1999


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              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
                   -------------


Exhibit No. Description                             Page
----------  -----------                             ----

            Not applicable.


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